UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	November 16, 2021

Tonner-One World Holdings, Inc.

(Exact name of registrant as specified in its charter)

Nevada	File Number: 001-13869	87-0429198
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1333 N BUFFALO DR STE 210, LAS VEGAS, NV, 89128, USA
(Address of principal executive offices) (Zip Code)

(424) 337-0233
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Emerging growth company   ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☒

Securities registered pursuant to Section l 2(b) of the Act:

Title of each class Trading	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value of $0.001	TONR	OTCMKTS

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

On November 15, 2021, Mr. Ejike Arinze became the President, CEO, Treasurer, and sole Director of Tonner-One World Holdings, Inc. pursuant to an agreement, dated August 30, 2021.  Mr. Arinze is the Managing Director of Wingate Technologies, LLC., a Delaware limited liabilities company.  The previous President and CEO, Corinda Joanne Melton has also resigned from the position of President and CEO of Tonner-One World Holdings, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Tonner-One World Holdings, Inc.

Dated:	November 29, 2021	By:	/s/ Ejike Arinze
Ejike Arinze
Chairman, President and CEO